SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE
SECURITES EXCHANGE ACT of 1934

November 3, 2004    ______________________________________________

(Date of Report – date of earliest event reported)

First Albany Companies Inc._____________________________________

(Exact name of registrant as specified in its charter)

New York________________________0-14140_________22-2655804______

(State of Other Jurisdiction of Incorporation)    (Commission File Number)

IRS Employer Identification No.)

30 South Pearl Street, Albany, New York  12207__________________

(Address of Principal Executive Offices)

(Zip Code)

(518) 447-8500__________________________________________________

(Registrant’s telephone number, including area code)

________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

“ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

“ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

“ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

“ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On November 3, 2004, First Albany Companies Inc. (the “Company”) issued a press release announcing the Company’s results for the quarter ended September 30, 2004.  A copy of the press release is furnished with this Form 8-K as exhibit 99.1.

Item 9.01 Financial Statements Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit 99.1 – Press Release of First Albany Companies Inc. dated November 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Albany Companies Inc.

Dated: 11/03/2004

/s/STEVEN R. JENKINS

Steven R. Jenkins

Chief Financial Officer